Supplement dated July 31, 2025
to the following statutory prospectus(es):
BOA IV, BOA America's Future Annuity, BOA V, Monument Advisor and Monument Advisor Select dated May 1, 2025
Monument Advisor NY and Monument Advisor Select NY dated July 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective August 22, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Invesco Oppenheimer V.I. International Growth Fund: Series II	Invesco V.I. International Growth Fund: Series II
The following underlying mutual fund is offered as an investment option under the contract.
Effective September 22, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class I
PROS-1038